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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       Boston Celtics Limited Partnership
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             (Exact Name of Registrant as Specified in its Charter)


               Delaware                                          04-2936516
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(State of Incorporation or Organization)                     (I.R.S. Employer
                                                            Identification no.)


           151 Merrimac Street
                Boston, MA                                         02114
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(Address of Principal Executive Offices)                         (Zip Code)

If this form relates to the registration   If this form relates to the
registration of a class of securities      registration of a class of securities
pursuant to Section 12(b) of the           pursuant to Section 12(g) of the
Exchange Act and is effective pursuant     Exchange Act and is effective
to General Instruction A.(c), please       pursuant to General Instruction
check the following box. [X]               A.(d), please check the following
                                           box. [ ]


Securities Act registration statement file number to which this form relates:
333-50367 (If applicable)


Securities to be registered pursuant to Section 12(b) of the Act:

        Title of Each Class                      Name of Each Exchange on Which
        to be so Registered                      Each Class is to be Registered

6% Subordinated Debentures due 2038                  New York Stock Exchange
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Securities to be registered pursuant to Section 12(g) of the Act:


                                      None
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                                (Title of Class)




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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

                          ----------------------------


ITEM 1.  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The information required by this item is set forth under the caption "Description of Subordinated Debentures" in the Registrant's Registration Statement on Form S-4 (File No. 333-50367) filed with the Securities and Exchange Commission on April 17, 1998, as amended (the "Registration Statement") and is hereby incorporated by reference.

ITEM 2.  EXHIBITS.

        1. Form of Indenture relating to the 6% Subordinated Debentures due 2038. (Incorporated by reference to Exhibit 4.1 to the Registrant's Registration Statement.)



                                    SIGNATURE

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        Pursuant to the requirements of Section 12 of the Securities Exchange
Act of 1934, Boston Celtics Limited Partnership has duly caused this Registration Statement to be signed on its behalf, by the undersigned, thereunto duly authorized.


Dated:  June 16, 1998



                                        BOSTON CELTICS LIMITED PARTNERSHIP

                                        By: Celtics, Inc.
                                        Its: General Partner


                                        By: /s/ Richard G. Pond
                                            -----------------------------------
                                            Name: Richard G. Pond
                                            Title: Executive Vice President,
                                                   Chief Operating Officer,
                                                   Chief Financial Officer,
                                                   Treasurer and Secretary